ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

June 30, 2025 (Unaudited)

The unaudited consolidated schedule of investments of Partners Group Growth, LLC (the “Fund”), a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company, as of June 30, 2025, is set forth below:

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

6.89%
30.50%
62.61%
Direct Investments
Secondary Investments
Other Assets in Excess of Liabilities

Private Equity Investments (93.11%) Direct Investments * (30.50%) Direct Equity (30.50%)	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
Asia - Pacific (12.49%)
BPEA EQT Mid-Market Growth Co-investment Carlton, SCSp +, a	Common equity	01/21/25	—	$711,267	$723,609
Campus Co-investment, L.P. +, a	Common equity	03/20/24	9,002,997	9,017,126	14,459,188
Kedaara Victoria Holdings +, a, b	Limited partnership interest	09/28/23	—	4,440,057	4,929,249
Menou LP +, a, b	Limited partnership interest	08/23/24	—	1,762,512	2,052,547
PG Power Pte. Ltd. +, a, c	Common equity	10/30/24	696,549	474,992	546,482
Total Asia - Pacific (12.49%)					22,711,075
North America (12.13%)
AOM Infusion +, a	Common equity	04/30/25	—	253,964	266,268
Aurora Co-Invest L.P. +, a, b, c	Limited partnership interest	07/25/24	—	4,175,472	5,189,164
Lumin Digital, LLC +, a, c	Preferred equity	11/20/24	150,000	900,000	980,668
Lumin Digital, LLC +, a	Preferred equity	02/12/25	37,500	225,000	245,167
Revelstoke Capital Partners LLC (Holdco) +, a	Common equity	03/26/25	—	1,513,965	1,597,629
Silver Lake Strategic Investors VI, L.P. +, a, b	Limited partnership interest	09/14/23	—	5,016,801	7,145,781
Surveyor Co-Invest SCSp +, a, b, c	Limited partnership interest	10/17/24	—	830,722	933,291
Sword Health Technologies, Inc. +, a	Common equity	05/14/24	88,109	2,749,092	4,131,795
Sword Health Technologies, Inc. +, a	Preferred equity	05/14/24	33,762	1,053,409	1,583,240
Total North America (12.13%)					22,073,003
Western Europe (5.88%)
Akur8 SAS +, a, c	Common equity	08/28/24	182,785	1,893,836	2,390,548
Akur8 SAS +, a, c	Preferred equity	08/28/24	234,023	2,597,189	3,060,664
PG Investment Company 76 S.à r.l. +, a, c	Common equity	09/03/24	35,845	39,509	1
PG Investment Company 76 S.à r.l. +, a, c	Preferred equity	09/03/24	4,347,880	4,800,562	5,251,892
Total Western Europe (5.88%)					10,703,105
Total Direct Equity (30.50%)				$42,455,475	$55,487,183
Total Direct Investments (30.50%)				$42,455,475	$55,487,183

Secondary Investments *, b (62.61%)	Acquisition Date	Cost	Fair Value
Asia - Pacific (0.22%)
Affinity Asia Pacific Fund IV (No.2) L.P. +, a, c	09/30/24	$136,274	$277,389
Archer Capital Fund 5 +, a, c	09/30/24	1	3,528
Bain Capital Asia Fund II, L.P. +, a	03/31/25	27,162	56,453
Crescent Capital Partners IV, LP +, a	09/30/24	11,938	6,523
KV Asia Capital Fund I L.P. +, a, c	09/30/24	6,238	58,528
Total Asia - Pacific (0.22%)			402,421
North America (21.98%)
7Wire Ventures Fund II, L.P. +, a, c	12/29/23	339,477	507,363
7Wire Ventures Fund, L.P. +, a	12/29/23	676,887	1,536,473
ACP Investment Fund, L.P. +, a, c	09/30/24	4,973	7,889
ASP Securities Exchange Fund II L.P. +, a, c	09/30/24	362,024	567,863
August Capital V Special Opportunities, L.P. +, a, c	10/01/24	4,253	4,286
Bain Capital Venture Fund 2009, L.P. +, a, c	09/30/24	1	3,678
Bain Capital Venture Fund 2012, L.P. +, a	09/30/24	84,665	110,859
Berkshire Fund VIII, L.P. +, a, c	09/30/24	2,373	33,826

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

June 30, 2025 (Unaudited) (continued)

	Acquisition Date	Cost	Fair Value
Private Equity Investments (continued)
Secondary Investments *, b (continued)
North America (continued)
Birch Hill Equity Partners (US) IV, LP +, a	01/13/25	$1	$10,261
Cortec Group Fund V, L.P. +, a, c	09/30/24	1	6
ESG Holdco II LLC +, a	12/29/23	2,944	1
Index Ventures Life VI (Jersey), L.P. +, a, c	09/30/24	20,595	31,779
Madison Dearborn Capital Partners V, L.P. +, a, c	12/31/24	1	1
Mainsail Partners III, L.P. +, a, c	09/30/24	20,693	13,834
Marlin Equity III, L.P. +, a, c	09/30/24	1,485	1,731
New Enterprise Associates 14, L.P. +, a, c	10/01/24	187,332	328,033
Next Play Capital I, L.P. +, a, c	12/29/23	653,108	1,276,259
Next Play Capital II, L.P. +, a, c	12/29/23	502,354	1,070,642
NGP Natural Resources X, L.P. +, a, c	09/30/24	11,495	16,454
Novacap TMT International NV CV, L.P. +, a, c	10/31/24	741,415	724,348
NPC Exabeam, LLC +, a	12/29/23	84,841	1
NPC Guild, LLC +, a	12/29/23	169,592	366,715
Nu Pagamentos SA +, a	06/24/25	32,326	33,024
Performance Direct Investments V, L.P. +, a, c	05/01/25	100,203	100,203
Performance Venture Capital Reinvestment Fund, L.P. +, a	03/12/25	3,993,301	5,585,922
Performance Venture Capital VI, L.P. +, a, c	04/18/25	88,258	88,258
Project Senator Holding VII L.P. +, a	05/13/24	1,687,151	3,483,465
Redpoint Omega II, L.P. +, a	09/30/24	43,534	113,449
Redpoint Ventures IV, L.P. +, a, c	09/30/24	31,748	31,818
RoundTable Healthcare Partners III, L.P. +, a, c	09/30/24	23,156	54,173
SCP Dragon, L.P. +, a	06/16/25	3,277,131	3,277,131
SCP Harbor, L.P. +, a, c	10/13/23	5,795,784	11,374,175
SCP Shield, L.P. +, a	06/16/25	1,584,062	1,584,062
Sigma Partners 6, L.P. +, a	09/30/24	22,662	39,019
Sigma Partners 7, L.P. +, a	09/30/24	12,600	10,576
Sigma Partners 8, L.P. +, a	09/30/24	21,846	38,957
Springcoast Partners I-A, L.P. +, a, c	06/17/25	3,173,451	3,173,451
Sterling Capital Partners IV, L.P. +, a, c	12/01/24	8,304	1
Sterling Partners – Small Market Growth 2009, L.P. +, a, c	12/01/24	11,103	35,064
STG IV, L.P. +, a, c	09/30/24	7,342	13,432
Summit Partners Growth Equity Fund VIII-B, L.P. +, a, c	12/31/24	3,801	8,651
Summit Partners Venture Capital Fund III-B, L.P. +, a, c	12/31/24	10,527	17,082
TA Atlantic and Pacific VII-A L.P. +, a, c	09/30/24	76,675	179,564
TA Subordinated Debt Fund III, L.P. +, a, c	09/30/24	1	807
TA XI, L.P. +, a, c	09/30/24	11,293	24,567
TQS MCE LLC +, a	12/29/23	320,951	703,299
Trinity Ventures 2024, L.P. +, a, c	12/20/24	2,577,289	3,327,672
Trivest Fund V, L.P. +, a, c	10/01/24	21,290	49,908
Warburg Pincus Private Equity XI, L.P. +, a	01/01/25	9,796	16,154
Welsh, Carson, Anderson & Stowe XI, L.P. +, a	09/30/24	1,645	303
Total North America (21.98%)			39,976,489
Rest of World (0.23%)
Advent Latin American Private Equity Fund V, L.P. +, a, c	10/01/24	33,538	52,790
Pitango Venture Capital Fund VI L.P. +, a	09/30/24	246,821	350,496
Victoria South American Partners II, L.P. +, a, c	09/30/24	25,181	7,341
Total Rest of World (0.23%)			410,627
Western Europe (40.18%)
Abingworth Bioventures VI LP +, a, c	10/01/24	9,781	19,550
Advent International GPE VI, L.P. +, a, c	10/01/24	6,619	8,872

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

June 30, 2025 (Unaudited) (continued)

	Acquisition Date	Cost	Fair Value
Private Equity Investments (continued)
Secondary Investments *, b (continued)
Western Europe (continued)
Advent International GPE VII-E, L.P. +, a, c	10/01/24	$10,111	$21,823
Alchemy Special Opportunities Fund II L.P. +, a, c	09/30/24	18,061	26,588
APAX Europe VII - B, L.P. +, a, c	10/01/24	607	1,466
Astorg V FCPR +, a, c	09/30/24	891	573
Atomico IV L.P. (Project Matterhorn) +, a, c	01/31/24	3,435,438	4,230,188
Atomico V L.P. +, a, c	01/31/24	2,130,754	2,911,788
August Capital V, L.P. +, a, c	10/01/24	51,166	44,609
Bain Capital Europe Fund III, L.P. +, a	03/31/25	1	95
BC European Capital IX, L.P. +, a, c	10/01/24	22,135	91,991
Charterhouse Capital Partners IX +, a	09/30/24	999	1,263
DBAG Fund VI (Guernsey) L.P. +, a, c	09/30/24	19,254	26,914
Earlybird DWES Fund VI GmbH & Co. KG +, a, c	06/07/24	1,081,194	3,316,843
Earlybird DWES Fund VII GmbH & Co. KG +, a, c	06/07/24	505,283	1,388,670
EQT Mid Market Europe (No.1) Feeder Limited Partnership +, a, c	01/31/24	794,686	1,490,063
France Special Situations Fund I FPCI +, a, c	10/01/24	44,821	5,254
G Square Capital I +, a	12/01/24	112	78
HitecVision Asset Solutions, L.P. +, a, c	09/30/24	1	209
HitecVision SpringPoint L.P. +, a, c	09/30/24	—	97
HitecVision V, L.P. +, a, c	09/30/24	5,917	141
HitecVision VI, L.P. +, a, c	09/30/24	82,802	82,027
Impilo Orphan Drugs AB +, a, c	09/19/24	436,170	641,525
Index Ventures Growth II (Jersey), L.P. +, a, c	09/30/24	89,140	82,117
Index Ventures Growth III (Jersey) L.P. +, a	06/30/25	2,531,405	2,920,334
Index Ventures Growth III (Jersey), L.P. +, a	09/30/23	1,207,338	3,166,178
Index Ventures Growth IV (Jersey), L.P. +, a	09/30/23	1,943,644	1,684,757
Index Ventures IX (Jersey), L.P. +, a, c	09/30/23	841,018	1,254,966
Index Ventures VI (Jersey), L.P. +, a	06/30/25	6,048,854	10,932,852
Index Ventures VII (Jersey), L.P. +, a, c	09/30/23	1,167,132	3,043,412
Index Ventures VII (Jersey), L.P. +, a	06/30/25	3,152,470	3,462,077
Index Ventures VIII (Jersey), L.P. +, a, c	06/30/25	695,485	1,918,130
Industrial Opportunity Partners II, L.P. +, a, c	09/30/24	3,653	10,486
Investindustrial V L.P. +, a, c	09/30/24	69,023	61,132
L Capital 3 FPCI +, a, c	12/02/24	17,227	27,803
Latour Capital I +, a, c	12/31/24	4,272	264
Living Bridge 5 L.P. +, a, c	10/01/24	18,692	45,277
Phoenix Equity Partners 2010 LP +, a	09/30/24	1	290
Piper Private Equity Fund V L.P. +, a, c	10/01/24	12,737	2,740
Prime Ventures IV C.V. +, a, c	09/30/24	48,635	109,537
Summa Equity Fund III +, a, c	06/30/25	3,630,900	3,368,724
Summit Partners Europe Private Equity Fund, L.P. +, a	03/31/25	1	1
TDR Capital III 'B' L.P. +, a, c	10/01/24	139,361	177,273
Turkish Private Equity Fund III L.P. +, a, c	09/30/24	117,406	175,406
Verdane Freya X +, a, c	06/30/25	12,742,751	12,698,665
Verdane Freya XI +, a, c	06/30/25	4,655,106	5,267,007
Verdane Idun I +, a, c	06/30/25	2,075,404	2,937,713
Volpi Capital Investments Conti, L.P. +, a, c	09/07/23	4,688,068	5,433,007
WPEF V Feeder LP +, a	01/01/25	4,379	8,230
Total Western Europe (40.18%)			73,099,005
Total Secondary Investments (62.61%)		$81,865,798	$113,888,542

Total Private Equity Investments (Cost $124,321,273)(93.11%)			$169,375,725

Total Investments (Cost $124,321,273)(93.11%)			169,375,725

Other Assets in Excess of Liabilities (6.89%)			12,537,783

Net Assets (100.00%)			$181,913,508

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

June 30, 2025 (Unaudited) (continued)

*	Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets on the secondary market.

**	The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

a	Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of June 30, 2025 was $169,375,725, or 93.11% of net assets. Total aggregated cost of restricted securities as of June 30, 2025 was $124,321,273.

b	Investment does not issue shares.

c	Investment has been committed to but has not been fully funded by the Fund.

A summary of outstanding financial instruments at June 30, 2025 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased	Currency Sold		Value	Unrealized Appreciation (Depreciation)
July 16, 2025	State Street Bank International	$27,434,042		€25,120,000	$28,742,613	$(1,308,571)
July 16, 2025	State Street Bank International	$8,496,273		€7,430,000	$8,501,497	$(5,224)
July 16, 2025	State Street Bank International	€32,550,000		$37,245,383	$37,244,111	$(1,272)
August 13, 2025	Bank of America	$4,625,752	INR	403,800,000	$4,715,234	$(89,482)
September 24, 2025	State Street Bank International	$1,572,436		¥225,900,000	$1,578,438	$(6,002)
October 22, 2025	State Street Bank International	$37,491,497		€32,550,000	$38,462,123	$(970,626)
October 22, 2025	State Street Bank International	$2,928,646		€2,525,000	$2,983,621	$(54,975)
October 29, 2025	State Street Bank International	$3,365,195	SEK	32,300,000	$3,413,093	$(47,898)
						$(2,484,050)

Legend:

€	- Euro

INR	- Indian Rupee

¥	-Japanese Yen

SEK	- Swedish Krona

The accompanying notes are an integral part of these Consolidated Financial Statements.

The information contained in this section should be read in conjunction with the Fund’s audited consolidated financial statements contained in its annual report for the year ended March 31, 2025.

Investments held by the Fund include direct equity investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

Partners Group (USA) Inc. (the “Adviser”) determines the fair value of the Fund’s Private Equity Investments in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and the Fund's valuation procedures (the “Valuation Procedures”), which have been approved by the board of managers of the Fund (the “Board”). As authorized by the Valuation Procedures, the Adviser values the Fund’s Private Equity Investments in consultation with its affiliates. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Equity Investments are valued.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and to the same Private Equity Investment held by another client, one of the Adviser’s affiliates, or by a client of one of its affiliates might differ due to differences in accounting, regulatory or other factors applicable to the Fund, such other client or the Adviser’s affiliate.

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (A) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (B) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

●	Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on that date, the closing bid price on the determination date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

●	Level 2 – Pricing inputs are observable inputs other than quoted prices for identical assets in active markets (i.e., not Level 1 inputs). Fair value is determined using models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted public equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●	Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are private equity and debt investments, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation, and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers’ quotes; and discounted cash flow analysis.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund's investments classified in the fair value hierarchy as of June 30, 2025:

Investments	Level 1	Level 2	Level 3	Total
Direct Investments:
Direct Equity	$—	$—	$55,487,183	$55,487,183
Total Direct Investments	$—	$—	$55,487,183	$55,487,183
Secondary Investments	—	—	113,888,542	113,888,542
Total Investments	$—	$—	$169,375,725	$169,375,725
Other Financial Instruments
Liabilities
Foreign Currency Exchange Contracts	$—	$(2,484,050)	$—	$(2,484,050)
Total Liabilities	$—	$(2,484,050)	$—	$(2,484,050)
Total Investments Net of Foreign Currency Exchange Contracts	$—	$(2,484,050)	$169,375,725	$166,891,675

The following is a reconciliation of the amount of the account balances on April 1, 2025 and June 30, 2025 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2025	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of June 30, 2025
Direct Investments:
Direct Equity Investments	$51,351,551	$(7)	$4,202,237	$(66,239)	$(359)	$—	$—	$55,487,183
Total Direct Investments*	$51,351,551	$(7)	$4,202,237	$(66,239)	$(359)	$—	$—	$55,487,183
Secondary Investments*	$67,354,871	$518	$9,178,885	$41,329,450	$(3,975,182)	$—	$—	$113,888,542
Total	$118,706,422	$511	$13,381,122	$41,263,211	$(3,975,541)	$—	$—	$169,375,725

*	For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “Secondary Investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation (depreciation) for the three months ended June 30, 2025 relating to investments in Level 3 assets still held at June 30, 2025 is $13,381,122, which is included as a component of net change in accumulated unrealized depreciation on investments on the Consolidated Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of June 30, 2025:

Type of Security	Fair Value at June 30, 2025 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Equity	$12,978	Market comparable companies	Enterprise value to EBITDA multiple	16.60x - 36.30x (25.97x)
	14,459	Market comparable companies	Price to book ratio	3.10x - 3.10x (3.10x)
	28,050	Market comparable companies	Enterprise value to sales multiple	7.50x - 18.50x (13.34x)
Secondary Investments	$110,529	Adjusted reported net asset value	Reported net asset value	n/a
	3,327	Adjusted reported net asset value	Reported net asset value	n/a

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign currency exchange contracts.

During the three months ended June 30, 2025, the Fund entered into 9 long/short forward foreign currency exchange contracts. The Fund had $(843,972) in net realized gain (loss) and $(1,754,017) change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts. The outstanding forward foreign currency exchange contract amounts at June 30, 2025 are representative of contract amounts during the period.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.